UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 7, 2008
Date of Report (Date of earliest event reported):

STELLAR RESOURCES, LTD.
(Exact name of registrant as specified in its charter)

Nevada	0-51400	98-0373867
(State or jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

375 N. Stephanie Street, Suite 1411, Henderson, Nevada      89014-8909
                   (Address of principal executive offices)                         (Zip Code)

Registrant’s telephone number, including area code:    702-547-4614

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240 . 14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240 .14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240 . 13e-4(c))

Item 8.01 Other Events

          On June 27, 2008 Stellar Resources Ltd. (“SRRL”) entered into a Non-binding Letter of Intent (“LOI”) for a proposed Joint Venture (“JV”) transaction with Canafra Mineral Exploration Corp. and Two Drums G & C Company Limited (“Canafra”).  The LOI contemplates the purchase by SRRL of a 50% interest in Primary Licence #PLM 0003917.  The parties intend to enter into an agreement to work together to explore and exploit the mineral resource in the Mining Licence, whereby Canafra will develop a work program to explore and exploit the property.  Canafra will also manage the activities and the related work program will be managed by Canafra.  More particulars are set out in the LOI.

          The parties intend to sign a JV agreement and close the transaction as soon as practicable as per the scheduled work program, which is based upon the funding requirements of the scheduled work.

          SRRL is in the process of conducting its due diligence with respect to the proposed JV transaction.  The proposed JV transaction is subject to SRRL satisfactory completion of its due diligence investigation and the parties agreeing to, executing and delivering a JV agreement necessary to consummate the proposed transaction.

          The description of the LOI is referenced and filed with this report as “Exhibit 99.1” and incorporated by reference herein.

          On July 7, 2008, SRRL issued a report announcing the LOI.  A copy of the report is attached hereto as “Exhibit 99.2” and incorporated by reference herein.

          On February 21, 2007 SRRL issued a report announcing it had entered into negotiations with FILIAC Holdings S.A. (“Filiac”) a Luxembourg-based private company for the acquisition of a set of  Patents an the Know-How related to innovative water saving irrigation systems.  After continued delays and incomplete due diligence materials, SRRL has determined not to proceed further and end its interest in Filiac.

This report contains statements, which may constitute "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. Important factors currently known to management that could cause actual results to differ materially from those in forward-statements include fluctuation of operating results, the ability to compete successfully and the ability to complete before-mentioned transactions. The company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results.

Item 9.01 Financial Statements and Exhibits

Exhibit No.                 Description
99.1                             Non-binding Letter of Intent
99.2                             Press Release July 1, 2008.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 2nd day of July, 2008

STELLAR RESOURCES, LTD.

By:      /s/ Kathy Whyte, President,
          Chief Executive Officer,
          a member of the Board of Directors